Exhibit 21.1

Apache Corporation (a Delaware corporation)
Listing of Subsidiaries as of December 31, 2016

Exact Name of Subsidiary and Name	Jurisdiction of
under which Subsidiary does Business	Incorporation or Organization

Alta Vista Oil Corporation	Delaware
Apache Alaska Corporation	Delaware
Apache Corporation (New Jersey)	New Jersey
Apache Crude Oil Marketing, Inc.	Delaware
Apache Deepwater LLC	Delaware
Apache Fertilizer Holdings II Corporation LDC	Cayman Islands
Apache Finance Louisiana Corporation	Delaware
Apache Foundation	Minnesota
Apache Gathering Company	Delaware
Apache Holdings, Inc.	Delaware
Apache International Employment Inc.	Delaware
Apache Louisiana Holdings LLC	Delaware
Apache Louisiana Minerals LLC	Delaware
Apache Marketing, Inc.	Delaware
Apache Midstream LLC	Delaware
Alpine High Gathering LLC (formerly Alpine Gathering LLC)	Delaware
Alpine High Pipeline LLC	Delaware
Alpine High Processing LLC (formerly Alpine Processing LLC)	Delaware
Apache North America LLC	Delaware
Apache Finance Australia Pty Limited	Australian Capital Territory
Apache Finance Egypt I S.a.r.l.	Luxembourg
Apache Finance Egypt II S.a.r.l.	Luxembourg
Apache Luxembourg Holdings I S.a.r.l.	Luxembourg
Apache Luxembourg Holdings II S.a.r.l.	Luxembourg
Apache Luxembourg Holdings III LDC	Cayman Islands
Apache Luxembourg Holdings VI LDC	Cayman Islands
Apache Luxembourg Holdings IV S.a. r.l.	Luxembourg
Apache Oil Corporation	Texas
Apache Overseas LLC	Delaware
Apache Asia Holdings Corporation LDC	Cayman Islands
Apache Asia Pacific Corporation LDC	Cayman Islands
Apache East Ras Budran Corporation LDC	Cayman Islands
Apache Egypt Investment Corporation LDC	Cayman Islands
Apache Egypt Holdings I Corporation LDC	Cayman Islands
Apache Egypt Holdings IV Corporation LDC	Cayman Islands
Apache Natural Gas Transportation Fuels LLC	Delaware
Apache Egypt Holdings III Corporation LDC	Cayman Islands
Apache Egypt GP Corporation LDC	Cayman Islands
Apache Egypt Holdings II Corporation LDC	Cayman Islands
Apache Abu Gharadig Corporation LDC	Cayman Islands
Apache East Bahariya Corporation LDC	Cayman Islands
Apache El Diyur Corporation LDC	Cayman Islands
Apache Faiyum Corporation LDC	Cayman Islands

Exhibit 21.1

Apache Corporation (a Delaware corporation)
Listing of Subsidiaries as of December 31, 2016

Exact Name of Subsidiary and Name	Jurisdiction of
under which Subsidiary does Business	Incorporation or Organization

Apache Khalda Corporation LDC	Cayman Islands
Apache Egypt Midstream Holdings I LDC	Cayman Islands
Apache Khalda II Corporation LDC	Cayman Islands
Apache Matruh Corporation LDC	Cayman Islands
Apache Mediterranean Corporation LDC	Cayman Islands
Apache North Bahariya Corporation LDC	Cayman Islands
Apache North El Diyur Corporation LDC	Cayman Islands
Apache North Tarek Corporation LDC	Cayman Islands
Apache Qarun Corporation LDC	Cayman Islands
Apache Qarun Exploration Company LDC	Cayman Islands
Apache Shushan Corporation LDC	Cayman Islands
Apache South Umbarka Corporation LDC	Cayman Islands
Apache Umbarka Corporation LDC	Cayman Islands
Apache West Kalabsha Corporation LDC	Cayman Islands
Apache West Kanayis Corporation LDC	Cayman Islands
Apache UK Corporation LDC	Cayman Islands
Apache International Finance III S.a.r.l.	Luxembourg
Apache North Sea Limited	England and Wales
Apache North Sea Production Limited	England and Wales
Apache UK Investment Limited	England and Wales
Apache Beryl I Limited	Cayman Islands
Apache Beryl III Limited	England and Wales
Beryl North Sea II Limited	Cayman Islands
SAGE North Sea Limited	Cayman Islands
Apache EMEA Corporation LDC	Cayman Islands
Apache Exploration LDC	Cayman Islands
Apache Fertilizer Holdings Corporation LDC	Cayman Islands
Apache International Holdings S.a.r.l.	Luxembourg
Apache International Finance S.a.r.l.	Luxembourg
Apache International Finance II S.a.r.l.	Luxembourg
Apache Finance Pty Limited	Australian Capital Territory
Apache Ravensworth Corporation LDC	Cayman Islands
Apache Latin America II Corporation LDC	Cayman Islands
Apache Madera Corporation LDC	Cayman Islands
Apache Netherlands Investment B.V.	The Netherlands
Apache Suriname Corporation LDC	Cayman Islands
Apache Netherlands Investment II B.V.	The Netherlands
Apache Suriname 58 Corporation LDC	Cayman Islands
Apache Overseas Holdings LLC	Delaware
Apache Switzerland Holdings AG	Switzerland
Apache Kenya Holdings LLC	Delaware
Apache Kenya Limited	Kenya
Apache Overseas Holdings II, Inc.	Delaware

Exhibit 21.1

Apache Corporation (a Delaware corporation)
Listing of Subsidiaries as of December 31, 2016

Exact Name of Subsidiary and Name	Jurisdiction of
under which Subsidiary does Business	Incorporation or Organization

Apache Permian Basin Investment Corporation	Delaware
Apache Permian Basin Corporation	Delaware
Apache Permian Exploration and Production LLC	Delaware
LeaCo New Mexico Exploration and Production LLC	Delaware
Permian Basin Joint Venture LLC (95%)	Delaware
ZPZ Delaware I LLC	Delaware
Apache Shady Lane Ranch Inc.	Delaware
Apache Shelf Exploration LLC	Delaware
Apache Shelf, Inc.	Delaware
Apache Texas Property Holding Company LLC	Delaware
Apache UK Limited	England and Wales
Apache Well Containment LLC	Delaware
Apache Western Exploration LLC	Delaware
BLPL Holdings LLC	Delaware
Clear Creek Hunting Preserve, Inc.	Wyoming
Cordillera Energy Partners III, LLC	Colorado
Cottonwood Aviation, Inc.	Delaware
CV Energy Corporation	Delaware
DEK Energy Company	Delaware
Apache Canada Ltd.	Alberta, Canada
Apache Canada Chile Holdings ULC	Alberta, Canada
Apache Chile Energìa SPA	Chile
Apache Austria Investment LLC	Delaware
Apache Canada Properties Ltd.	Alberta, Canada
Apache FC Capital Canada Inc.	Alberta, Canada
Apache Finance Canada Corporation	Nova Scotia, Canada
Apache Canada Management Ltd	Alberta, Canada
Apache Canada Holdings Ltd	Alberta, Canada
Apache Canada Management II Ltd	Alberta, Canada
Apache Finance Canada III ULC	Alberta, Canada
Apache Finance Canada IV ULC	Alberta, Canada
Apache Finance Canada II Corporation	Nova Scotia, Canada
Edge Petroleum Exploration Company	Delaware
Granite Operating Company	Texas
Phoenix Exploration Resources, Ltd.	Delaware
Texas International Company	Delaware
Texas and New Mexico Exploration LLC	Delaware
ZPZ Acquisitions, Inc.	Delaware
ZPZ Delaware II LLC	Delaware
Phoenix Exploration Louisiana C LLC (75%)	Delaware
ZPZ Delaware III LLC	Delaware